UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Penn Series Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PENN SERIES FUNDS, INC.

600 Dresher Road
Horsham, Pennsylvania 19044

May   , 2009

Dear Owner of a Variable Annuity Contract or Variable Life Insurance Policy:

Shares of Penn Series Funds, Inc. are held by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”).  Our records indicate that you have selected as an investment option within that variable contract one or more portfolios of the Penn Series Funds, Inc. (the “Company”).  As such, you are entitled to give Penn Mutual or PIA, the insurance company issuing your variable contract, voting instructions regarding important matters to be voted upon at an upcoming meeting of shareholders of the Company.  The Board of Directors of the Company has called a special meeting of shareholders of the Company scheduled for Wednesday, July, 22, 2009 at 600 Dresher Road, Horsham, Pennsylvania 19044 at 9:00 a.m. Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask all shareholders of the Company to consider the following proposal:

•      To elect a Board of Directors of the Company.

In addition, at the Meeting shareholders of each of the Balanced Fund, Large Core Growth Fund, Large Core Value Fund, and Emerging Markets Equity Fund, each a portfolio of the Company, will be asked to consider the following proposal:

•      To approve a “manager of managers” structure for the Fund.

After careful consideration, the Board of Directors of the Company recommends that you vote “FOR” each proposal.

We strongly invite your participation by asking you to review the enclosed proxy materials and complete and return your Voting Instructions Card as soon as possible.  To cast your vote by mail, simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope.  In addition to voting by mail, you may provide voting instructions either by telephone or via the Internet by following the instructions on the Voting Instructions Card.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.  Your vote is very important to us regardless of the number of shares held by your account.

Very truly yours,

/s/ Peter M. Sherman
Peter M. Sherman
President

PENN SERIES FUNDS, INC.

600 DRESHER ROAD

HORSHAM, PENNSYLVANIA 19044

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

May     , 2009

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Penn Series Funds, Inc. (the “Company”) will be held at the offices of The Penn Mutual Life Insurance Company (“Penn Mutual”) on Wednesday, July 22, 2009, at 9:00 a.m. (Eastern Time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044.  Please call 1-800-548-1119 if you have any questions about attending the Meeting in person.  The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof.

The specifics of the proposals, which are more fully described in the attached Proxy Statement, are as follows:

Proposal 1:	To elect a Board of Directors of the Company.
Proposal 2:	To approve a “manager of managers” structure for the Balanced Fund.
Proposal 3:	To approve a “manager of managers” structure for the Large Core Growth Fund.
Proposal 4:	To approve a “manager of managers” structure for the Large Core Value Fund.
Proposal 5:	To approve a “manager of managers” structure for the Emerging Markets Equity Fund.

Shares of the portfolios of the Company are held by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”).

Individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Company and its portfolios.  Rather, Penn Mutual and PIA and their separate accounts are the shareholders of the Company and its portfolios.  Shareholders of record of the Company at the close of business on April 30, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, Penn Mutual and PIA will offer to variable contract owners that have allocated their variable contract values to the Company and its portfolios as of the Record Date (“Affected Contract Owners”) the opportunity to instruct Penn Mutual and PIA as to how they should vote Company shares held by Penn Mutual and PIA with respect to the proposals to be considered at the Meeting.  As a variable contract owner of record at the Record Date, you have the right to instruct Penn Mutual and PIA as to the manner in which the Company’s shares attributable to your variable contract should be voted.  Shares for which Penn Mutual and PIA receive no timely voting instructions from Affected Contract Owners will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal.  This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

We strongly invite your participation by asking you to review the enclosed proxy materials and complete and return your Voting Instructions Card as soon as possible.  To cast your vote by mail, simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope.  In addition to voting by mail, you may provide voting instructions either by telephone or via the Internet by following the instructions on the Voting Instructions Card.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.  Your vote is very important to us regardless of the number of shares held by your account.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 22, 2009.

This Notice of Special Meeting, the Proxy Statement and Voting Instructions Card are available at www.proxyweb.com.

By Order of the Board of Directors,

/s/ Kathleen P. Vandy
Kathleen P. Vandy
Secretary

PROXY STATEMENT

PENN SERIES FUNDS, INC.

600 DRESHER ROAD

HORSHAM, PENNSYLVANIA 19044

Meeting of Shareholders

To be Held on July 22, 2009

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of the Penn Series Funds, Inc. (the “Company”) of voting instructions to be voted at a meeting of shareholders and all adjournments thereof (the “Meeting”), to be held at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania 19044 on Wednesday, July 22, 2009 at 9:00 a.m. (Eastern Time).  The approximate mailing date of this Proxy Statement and the accompanying Voting Instructions Card is May       , 2009.

The purpose of the Meeting is to permit the shareholders of the Company to consider proposals which would (1) elect a Board of Directors; and (2) approve the implementation of a “manager of managers” structure for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds.

In Proposal 1, all shareholders of the Company’s portfolios (each, a “Fund” and, together, the “Funds”) are being asked to elect five individuals to constitute the Company’s Board of Directors.  In Proposals 2 through 5, shareholders of each of the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds, voting separately, are also being asked to approve a “manager of managers” structure for their respective Fund.

The summary voting table below sets forth the action required by the shareholders:

Section I:               Election of Board of Directors.

Proposal Number	Fund

1	All Funds (voting together as a single class)

Section II:             Approval of a “Manager of Managers” Structure for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds.

Proposal Number	Fund

2	Balanced Fund

3	Large Core Growth Fund

4	Large Core Value Fund

5	Emerging Markets Equity Fund

The Company will furnish, without charge, a copy of its most recent Semi-Annual Report and Annual Report to the Affected Contract Owners (as defined below) upon request.  Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, Pennsylvania 19172 or by calling 1-800-523-0650.

Shareholders of record of the Company at the close of business on April 30, 2009 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.  The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund of the Company as of the close of business on April 30, 2009.

Fund	Net Assets	Shares Outstanding

Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Balanced Fund
Large Growth Stock Fund
Large Cap Growth Fund
Large Core Growth Fund
Large Cap Value Fund
Large Core Value Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Mid Core Value Fund
SMID Cap Growth Fund
SMID Cap Value Fund
Small Cap Growth Fund
Small Cap Value Fund
Small Cap Index Fund
Developed International Index Fund
International Equity Fund
Emerging Markets Equity Fund
REIT Fund
Aggressive Allocation Fund
Moderately Aggressive Allocation Fund
Moderate Allocation Fund
Moderately Conservative Allocation Fund
Conservative Allocation Fund
TOTAL

Each share is entitled to one vote on each matter to which such shares are to be voted at the Meeting.  Shares of the Funds are held by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”).  Penn Mutual and PIA hold shares of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account I, II, and III, Penn Mutual Variable Life Account I and PIA Variable Annuity Account I.

Voting Information

To approve Proposal 1, a majority vote of the shares of all Funds of the Company represented at the Meeting, in person or by proxy, is required to elect a nominee a Director of the Company.  To approve Proposals 2 through 5, a “vote of the majority of the outstanding voting securities” of each affected Fund is required.  A “vote of the majority of the outstanding voting securities” is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Company and its Funds.  Rather, Penn Mutual and PIA and their separate accounts are the shareholders of the Company and its

Funds.  In accordance with the 1940 Act, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, Penn Mutual and PIA will offer to variable contract owners that have allocated their variable contract values to the Company and its Funds as of the Record Date (“Affected Contract Owners”) the opportunity to instruct Penn Mutual and PIA as to how they should vote Company shares held by Penn Mutual and PIA with respect to the proposals to be considered at the Meeting.  As a variable contract owner of record at the Record Date, you have the right to instruct Penn Mutual and PIA as to the manner in which the Company’s shares attributable to your variable contract should be voted.  Penn Mutual and PIA will obtain these instructions by sending you this Proxy Statement, the Notice of Special Meeting and a Voting Instructions Card, and may engage in further solicitations of Affected Contract Owners as described below.

Penn Mutual and PIA will attend the Meeting in person or by proxy and will vote Company shares held by them in accordance with the voting instructions received by their respective Affected Contract Owners.  All valid and executed Voting Instructions Cards will be voted in accordance with the specifications thereon.  If you simply sign the Voting Instructions Card without specifying an instruction, the Voting Instructions Card will be voted in accordance with the recommendation of the Board of Directors with respect to each proposal considered at the Meeting.  Shares for which Penn Mutual and PIA receive no timely voting instructions from Affected Contract Owners will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal.  Any shares held by Penn Mutual or PIA in their general accounts also will be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract Owners.  This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

If the enclosed Voting Instructions Card is properly executed and returned in time to be voted at the Meeting, Penn Mutual or PIA, as appropriate, will vote the shares represented by the Voting Instructions Card in accordance with the instructions marked thereon.  An Affected Contract Owner may revoke a previously submitted Voting Instructions Card at any time prior to Penn Mutual or PIA, as appropriate, voting the shares represented thereby by providing Penn Mutual or PIA, as appropriate, written notice of such revocation, by delivering a duly authorized Voting Instructions Card bearing a later date, or by attending the Meeting in-person and providing voting instructions by Voting Instructions Card at the Meeting, thereby cancelling any voting instructions previously given.

In order to act upon a proposal, a quorum is required to be present at the Meeting.  A quorum is constituted by the presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of the Company or a Fund, as appropriate, entitled to vote on the proposal.  Because Penn Mutual and PIA are the legal shareholders of more than 50% of the outstanding shares of the Company and each of its Funds, and will vote these shares as described above, the presence of Penn Mutual and PIA at the Meeting, in person or by proxy, will ensure that there will be a quorum at the Meeting with respect to each proposal regardless of how many Affected Contract Holders direct Penn Mutual and PIA to vote on such proposals.

For purposes of determining the presence of a quorum at the Meeting, shares represented by abstentions will be counted as present.  Shares represented by abstentions will have the same effect as a vote “AGAINST” each proposal.

SECTION I           ELECTION OF BOARD OF DIRECTORS

Proposal 1:                                     To elect a Board of Directors of the Company

At the Meeting, it is proposed that five Directors be elected to hold office until their successors are duly elected and qualified.  Shareholders are being asked to elect Eugene Bay, Robert E. Chappell, David B. Pudlin, Charles E. Mather III and M. Donald Wright, as Directors of the Company (each, a “Nominee” and, together, the “Nominees”).  Each Nominee is currently a member of the Board.  Messrs. Bay, Chappell, Mather and Wright were elected to the Board by a vote of shareholders on October 31, 2003.  Mr. Pudlin was appointed to the Board on November 20, 2008 based on the recommendation of the Company’s Nominating Committee (the “Nominating Committee”), which reviewed and evaluated Mr. Pudlin’s experience and qualifications.  Mr. Chappell, the Chairman of the Board of Directors of the Company, recommended Mr. Pudlin to the Nominating Committee for consideration as a potential director of the Company.

At a meeting on February 26, 2009, the Nominating Committee considered and evaluated the Nominees and determined to nominate the Nominees to be presented to the Board of the Company to continue to serve as Directors of the Company.  On February 26, 2009, the Board approved the nomination of each of the Nominees to serve as a Director of the Company, and determined to recommend to shareholders that they approve the Nominees as Directors of the Company.

Each Nominee has consented to being named in this Proxy Statement and to serving as Director if elected.  The Company knows of no reason why any Nominee would be unable or unwilling to serve as Director if elected.

Information Regarding Nominees

The business and affairs of the Company, which includes all twenty-nine portfolios, are managed under the direction of its Board of Directors.  Four of the Nominees, Messrs. Bay, Pudlin, Mather and Wright, are not “interested persons” of the Company as defined under the 1940 Act (each, an “Independent Director”).  Mr. Pudlin’s wife is an executive officer of PNC Financial Services Group, Inc. (“PNC”).  PNC is the parent company of PNC Global Investment Servicing Inc. (“PNC Global”), the Company’s accounting agent, and PFPC Trust Company (“PFPC”), the Company’s custodian.  For fiscal years 2007 and 2008, the fees paid by the Company to PNC Global were $2,584,113 and $2,791,296, respectively.  For fiscal years 2007 and 2008, the custodial fees paid by the Company to PFPC were $906,980 and $1,221,926, respectively.

Mr. Chappell is considered an “interested person” of the Company (an “Interested Director”) because of his affiliations with Independence Capital Management, Inc. (“ICMI”), the investment adviser to the Company, and Penn Mutual, the parent company of ICMI.  Mr. Chappell is a Director of ICMI and is the Chairman of the Board of Directors, Chief Executive Officer and President of Penn Mutual.

The following information is provided for each Nominee, all of whom currently serve on the Board.  It includes his name, age, position with the Company, length of service with the Company, principal occupation or employment during the past five years, and directorships with other companies that periodically file reports with the Securities and Exchange Commission.  The mailing address for each Nominee is Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.

Directors Who Are Not Interested Persons of the Company

Name and Age	Position with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Eugene Bay (71)	Director	No set term; served since 1993.	President, Colgate Rochester Crozer Divinity School; Trustee, College of Wooster. Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA (1987 — October 2004).	29	None

David B. Pudlin (59)	Director	No set term; served since 2009.	Attorney, Hangley Aronchick Segal & Pudlin (law firm).	29	None

Charles E. Mather III (74)	Director	No set term; served since 2002.	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc. Insurance Broker, Mather & Co. (1960 - Nov. 2006).	29	Director, The Finance Company of Pennsylvania (investment company)

M. Donald Wright (73)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting).	29	None

Directors Who Are Interested Persons of the Company

Name and Age	Position with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Robert E. Chappell (64)	Director, Chairman of the Board	No set term; served since 1998.	Chairman of the Board (since 1997), Chief Executive Officer (since 1995), and President (since 2008), The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation

Compensation of Directors

The following table sets forth the compensation paid to the Independent Directors of the Company during the last fiscal year.  Interested Directors and officers of the Company do not receive compensation from the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company to Directors
Eugene Bay Director	$40,000	N/A	N/A	$40,000
James S. Greene Director*	$46,000	N/A	N/A	$46,000
David B. Pudlin Director**	$8,000	N/A	N/A	$8,000
Charles E. Mather III Director	$46,000	N/A	N/A	$46,000
M. Donald Wright Director	$51,000	N/A	N/A	$51,000

* Retired from the Board on January 30, 2009.

** Appointed to the Board on November 20, 2008.

Beneficial Ownership of Equity Securities of the Company

The following table provides information regarding interests in shares of the Company’s Funds by each Nominee for the Board (by virtue of their owning or having an interest in variable contracts issued by Penn Mutual and PIA).  This information is provided as of December 31, 2008.

Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares (Funds)

Independent Directors
Eugene Bay	None	$0
David B. Pudlin	None	$0
Charles E. Mather III	None	$0
M. Donald Wright	None	$0

Interested Director
Robert E. Chappell	Flexibly Managed Fund: Over $100,000 Mid Cap Value Fund: $10,001-$50,000 Small Cap Value Fund: $10,001-$50,000 International Equity Fund: $50,001-$100,000 Emerging Markets Equity Fund: $10,001-$50,000	Over $100,000

Meetings and Standing Committees of the Board of Directors

The Company does not have a policy with respect to the Directors’ attendance at meetings, but as a matter of practice all of the Directors attend the Company’s Board and committee meetings (in person or by telephone) to the extent possible.  None of the Directors attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

There were six meetings of the Board held during the fiscal year ended December 31, 2008.

The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Mather, and Pudlin.  Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board.  The Executive Committee did not meet during the Company’s last fiscal year and did not exercise any power of the Board.

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Pudlin and Mather.  The Audit Committee is charged with exercising vigilant and informed oversight of the Company’s financial reporting process, including internal controls, and reporting its findings to the Board.  The Audit Committee held 4 meetings during the Company’s last fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay.  The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board.  The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A.  The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.  The Nominating Committee meets periodically, as necessary, and met once during the Company’s last fiscal year.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate.  Currently, there are no minimum qualifications set forth by the Nominating Committee other than a director candidate’s independence from investment advisers and other principal services providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

The Board of Directors recommends that shareholders vote FOR each of the Nominees listed under Proposal 1.

SECTION II          APPROVAL OF A “MANAGER OF MANAGERS” STRUCTURE

Proposal 2:            To approve a “manager of managers” structure for the Balanced Fund

Proposal 3:            To approve a “manager of managers” structure for the Large Core Growth Fund

Proposal 4:            To approve a “manager of managers” structure for the Large Core Value Fund

Proposal 5:            To approve a “manager of managers” structure for the Emerging Markets Equity Fund

Currently, ICMI, the investment adviser to the Company, employs investment sub-advisers for the Large Core Growth, Large Core Value and Emerging Markets Equity Funds, subject to approval of the Board and shareholders.  Under supervision of ICMI and general oversight of the Board, the investment sub-advisers are responsible for the day-to-day management of the Large Core Growth, Large Core Value and Emerging Markets Equity Funds.  Currently, ICMI provides the day-to-day investment management to the Balanced Fund, but ICMI may determine, in the future, that it is in the best interests of the Balanced Fund and its shareholders that ICMI employ an investment sub-adviser to provide the day-to-day investment management to the Balanced Fund.  In order to prepare for this possibility, the Board has determined that it is in the best interests of the Balanced Fund and its shareholders to seek shareholder approval to implement a “manager of managers” structure for the Balanced Fund at this time.

With respect to the Company’s sub-advised Funds, ICMI is responsible for analyzing economic and market trends; formulating and continuing assessment of investment policies and recommending changes to the Board where appropriate; supervising compliance by the investment sub-advisers with the Funds’ investment objectives, policies and limits, as well as with laws and regulations applicable to the Funds; evaluation of the performance of the investment sub-advisers in light of selected benchmarks and the needs of the Funds; evaluation of potential additional or replacement investment sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board on the foregoing.  The investment sub-advisers in turn are responsible for continuously administering the particular sub-advised Fund’s investment program with respect to the Fund’s assets.

The “manager of managers” structure proposed by management and approved by the Company’s Board will enable ICMI to hire, terminate or replace investment sub-advisers for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds without holding a meeting of shareholders to obtain their approval, as ICMI is already authorized to do with respect to the Company’s other 25 Funds.  As required under the terms of an exemptive order granted by the SEC to the Company in 2000 (see below), the Company is requesting the shareholders of each of the Balanced Fund, Large Core Growth Fund, Large Core Value Fund and Emerging Markets Equity Fund, voting separately, to approve the “manager of managers” structure for each Fund.

Implementation of the “manager of managers” structure for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds will enable the Company to achieve a higher degree of management efficiency and will reduce the need for costly shareholder meetings in the future.  If shareholders approve the Proposals, ICMI will be able, subject to Board approval, to replace an investment sub-adviser, appoint initial sub-advisers and/or additional sub-advisers to the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds, and utilize investment sub-advisory agreements appropriate for the particular Fund to be managed.

SEC Exemptive Relief

Section 15(a) of the 1940 Act requires that all advisory and sub-advisory agreements pursuant to which persons serve as investment advisers and sub-advisers to investment companies be approved by shareholders.  On April 28, 2000, the SEC granted the Company an exemption from the shareholder approval requirements, provided, among other things, shareholders of each applicable fund approve ICMI acting as a “manager of managers” (the “SEC Order”).

In operating as “manager of managers” of the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds, the Company and ICMI will comply with the various conditions imposed by the SEC Order, including:  (1) the prospectuses for these Funds must disclose the existence, substance and effect of the SEC Order, as well as a prominent disclosure that ICMI has ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement, and, in addition, each Fund must hold itself out to the public as employing the “manager of managers”

structure; (2) within 90 days of the hiring of a new sub-adviser for a Fund or the implementation of any proposed change in a sub-advisory agreement, ICMI will provide shareholders with information about the new sub-adviser meeting proxy voting regulation requirements; (3) ICMI will not enter into an investment sub-advisory agreement with any affiliated investment sub-adviser (as defined in Section 2(a)(3) of the 1940 Act) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of a Fund; (4) at all times, at least a majority of the Company’s Board of Directors will not be “interested persons,” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors; (5) when a sub-adviser change is proposed for a Fund with an affiliated adviser, the Fund’s Directors, including a majority of the Independent Directors, are required to make a separate finding, reflected in the board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which ICMI or affiliated sub-adviser derives an inappropriate advantage; (6) ICMI will provide general investment services to the Funds and, subject to Board and Independent Director review and approval, will (i) set each sub-adviser’s overall investment strategies, (ii) recommend sub-advisers, (iii) allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers, (iv) monitor and evaluate sub-adviser performance, and (v) oversee sub-adviser compliance with the Fund’s investment objectives, policies and restrictions; and (7) no Director or officer of the Funds or ICMI will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a sub-adviser except for (i) ownership of interests in ICMI or any entity that controls, is controlled by or is under common control with ICMI; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with the sub-adviser.

Board Evaluation and Recommendation

The “manager of managers” structure is intended to facilitate the efficient operation of the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds, afford the Company increased management flexibility and allow ICMI to perform to the fullest extent the principal functions the Company is paying it to perform — continuously monitoring the performance of the investment sub-advisers and, from time to time, recommending that the Board replace sub-advisers or appoint additional sub-advisers, depending on ICMI’s assessment of a sub-adviser’s performance and the probability of such investment sub-adviser achieving a Fund’s investment objectives.  While there is no way of knowing exactly how often ICMI may recommend, and the Board approve, the termination and replacement of a particular sub-adviser or the selection of an additional sub-adviser, each of which would typically require a shareholder meeting, experience has shown that the use of investment sub-advisers results in more frequent shareholder meetings than would otherwise be the case.  Because shareholder meetings result in substantial costs, the Board believes that approval of these proposals would benefit the shareholders of the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds.

In reaching this conclusion, the Board weighed the costs of shareholder meetings against the benefits of shareholder scrutiny of proposed contracts with additional or replacement investment sub-advisers.  To this end, the Board considered that, even in the absence of shareholder approval, any proposal to add or replace an investment sub-adviser would receive careful review.  First, ICMI would assess the applicable Fund’s needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would review the relevant universe of available investment managers.  Second, any recommendations made by ICMI would have to be approved by a majority of the Board, including a majority of the Company’s Independent Directors.  Finally, any selections of additional or replacement investment sub-advisers would have to comply with conditions contained in the SEC Order.

As a result of its review of the proposed “manager of managers” structure for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds, the Board, including a majority of the Independent Directors of the Company, determined that implementation of a “manager of managers” structure for each of the Funds is in the best interests of such Funds and their shareholders.

The Board of Directors recommends that the shareholders of each of the Balanced,
Large Core Growth, Large Core Value and Emerging Markets Equity Funds vote FOR the approval of Proposals 2, 3, 4 and 5, respectively.

ADDITIONAL INFORMATION

Information About the Officers of the Company

The chart below provides basic information about the Company’s officers.  The mailing address for each officer is Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.

Name and Age	Position with Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman Age: 56	President	No set term; served since 2000.	Chairman and President of Independence Capital Management, Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).

Kathleen P. Vandy Age: 48	Secretary	No set term; served since 2008.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008).

Barbara S. Wood Age: 56	Chief Compliance Officer	No set term; served since 2004.	Senior Vice President, Chief Financial Officer, Treasurer, and Chief Compliance Officer of the Pennsylvania Trust Company (since 1991).

Rick DeCarolis Age: 47	Treasurer	No set term; served since 2009.	Vice President and Controller, The Penn Mutual Life Insurance Company (Since June, 2008); Chief Financial Officer, HTH Worldwide.

John Heiple Age: 35	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting (since 2003), The Penn Mutual Life Insurance Company.

Patricia M. Chiarlanza Age: 43	Assistant Treasurer	No set term; served since 2001.

Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 — present) The Penn Mutual Life Insurance Company.

Director and Executive Officer Fund Ownership

As of December 31, 2008, the Company’s Directors and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of each Fund.

Investment Adviser

Independence Capital Management, Inc. serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s.  ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044.  As of December 31, 2008, ICMI serves as investment adviser for about $2.8 billion of investment assets.

Administrative and Corporate Services Agent

Penn Mutual is the administrative and corporate services agent for the Company.  Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, Pennsylvania 19044.  Under an administrative and corporate services agreement, Penn Mutual administers the Company’s corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services and general administrative services required in the conduct of its investment business.

Principal Holders of Securities

The outstanding shares of each of the Funds are owned by Penn Mutual and PIA and are held in their separate accounts pursuant to variable contracts.  On March 31, 2009, the outstanding shares of the Funds were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by PIA and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a General Account
Money Market Fund	20.1%	77.1%	2.8%	0.0%
Limited Maturity Bond Fund	17.8%	81.0%	1.2%	0.0%
Quality Bond Fund	18.5%	79.7%	1.8%	0.0%
High Yield Bond Fund	26.8%	69.7%	3.5%	0.0%
Flexibly Managed Fund	17.9%	78.9%	3.2%	0.0%
Balanced Fund	21.9%	76.6%	1.5%	0.0%
Large Growth Stock Fund	33.3%	62.3%	4.4%	0.0%
Large Cap Growth Fund	32.8%	66.3%	0.9%	0.0%
Large Core Growth Fund	41.0%	57.2%	1.8%	0.0%
Large Cap Value Fund	33.9%	64.4%	1.7%	0.0%
Large Core Value Fund	35.2%	61.9%	2.9%	0.0%
Index 500 Fund	19.4%	79.8%	0.8%	0.0%
Mid Cap Growth Fund	40.5%	56.6%	2.9%	0.0%
Mid Cap Value Fund	32.7%	64.6%	2.7%	0.0%
Mid Core Value Fund	28.0%	69.8%	2.2%	0.0%
SMID Cap Growth Fund	25.0%	74.4%	0.6%	0.0%
SMID Cap Value Fund	14.0%	86.0%	0.0%	0.0%
Small Cap Growth Fund	3.3%	96.7%	0.0%	0.0%
Small Cap Value Fund	22.8%	77.2%	0.0%	0.0%
Small Cap Index Fund	6.3%	93.7%	0.0%	0.0%
Developed International Index Fund	30.6%	67.6%	1.8%	0.0%
International Equity Fund	44.0%	51.1%	4.9%	0.0%
Emerging Markets Equity Fund	27.6%	68.2%	4.2%	0.0%
REIT Fund	37.3%	58.4%	4.3%	0.0%
Aggressive Allocation Fund	14.2%	85.8%	0.0%	0.0%
Moderately Aggressive Allocation Fund	8.0%	92.0%	0.0%	0.0%
Moderate Allocation Fund	5.9%	94.0%	0.1%	0.0%
Moderately Conservative Allocation Fund	7.5%	92.5%	0.0%	0.0%
Conservative Allocation Fund	3.2%	96.6%	0.2%	0.0%

*                                         Unaudited

Pursuant to the investment advisory agreement between the Company and ICMI, the Company has delegated to ICMI the authority to vote proxies on the securities held in the Funds’ portfolios.  Accordingly, ICMI will have voting power with respect to shares of a Fund that are held by another Fund.  This scenario is applicable to, among other Funds, each of the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds because each such Fund is a “fund of funds.”  These Funds invest their assets in a combination of other Penn Series Funds and, therefore, own shares of the other Penn Series Funds.  The Company has been advised by ICMI that any shares of a Fund over which ICMI has voting power will be voted in the same proportion as the vote of all other shareholders of such Fund.

Information Concerning Independent Accountant

The Company’s independent accountant is KPMG LLP (“KPMG”).  KPMG conducts an annual audit of the Company’s financial statements, assists in the preparation of the Company’s federal and state income tax returns and the Company’s filings with the SEC, and consults with the Company as to matters of accounting and federal and state income taxation.  Representatives of KPMG are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for the audit of the Company’s annual financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 31, 2007 and 2008 were $242,000 and $404,000, respectively.

Audit-Related Fees

There were no fees billed by KPMG in each of the last two fiscal years for assurance and other services by KPMG that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above.  With respect to engagements that related directly to the operations or financial reporting of the Company, there were no fees billed by KPMG for audit-related services to ICMI or any entity controlling, controlled by or under common control with ICMI that provides ongoing services to the Company (together referred to herein as “Affiliated Service Providers”) for each of the last two fiscal years.

Tax Fees

There were no fees billed by KPMG in each of the last two fiscal years for tax compliance, tax advice and tax planning (together, “Tax-Related Services”).  With respect to engagements that related directly to the operations or financial reporting of the Company, there were no fees billed by KPMG for Tax-Related Services to ICMI or the Affiliated Service Providers for each of the last two fiscal years.

All Other Fees

KPMG did not bill the Company for products and services in each of the last two fiscal years, other than for the services reported above under “Audit Fees.” With respect to engagements that related directly to the operations or financial reporting of the Company, KPMG did not bill ICMI or the Affiliated Service Providers for products and services in each of the last two fiscal years.

Aggregate Non-Audit Fees

There were no non-audit fees billed in each of the last two fiscal years by KPMG for services rendered to the Company, ICMI and the Affiliated Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Company and certain other services provided to ICMI and the Affiliated Service Providers in accordance with Rule 2-01(c)(7) of Regulation S-X.  Pursuant to the policies and procedures, the Audit Committee has delegated its authority of pre-approval to the Chairman of the Audit Committee, and the Chairman may pre-approve audit and non-audit services on behalf of the Audit Committee and is responsible for reporting any pre-approvals at the next scheduled Audit Committee meeting following the pre-approval of any such services.  The pre-approval requirement for non-audit services for the Company, ICMI and the Affiliated Service Providers may be waived if:  (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Company’s independent registered public accounting firm by the Company, ICMI and the Affiliated Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

Board Consideration of Non-Audit Services

The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to ICMI and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Proxy Expenses

In addition to the solicitation of voting instructions by mail, solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Company, ICMI, Penn Mutual, PIA and Broadridge Financial Solutions, Inc., a proxy solicitation firm engaged by the Company to assist with the solicitation.  The Company expects to pay Broadridge Financial Solutions, Inc. approximately $91,000, plus out of pocket expenses, in connection with the solicitation.

The Company will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs.   In addition, the Company will reimburse Penn Mutual and PIA for expenses incurred in forwarding materials to their Affected Contract Owners.  The Company estimates that the total expenses related to conducting this proxy will be approximately $125,000, although the actual costs may be higher.  The payment of such expenses will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for a Fund.

Submission of Shareholder Proposals

The Company does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania 19044 within a reasonable time before proxy materials for the next meeting are sent to shareholders.  Because the Company does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.

Delivery to Shareholders Sharing an Address

Multiple shareholders sharing an address may receive one Proxy Statement unless the Company has received contrary instructions from one or more of such shareholders.  Upon written or oral request, the Company will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered.  Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Company at Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania 19044 or by calling 1-800-523-0650.

General

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Company at Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the Company’s proxy card.

AFFECTED CONTRACT OWNERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY.  AFFECTED CONTRACT OWNERS ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE OR THROUGH THE INTERNET.

Exhibit A

PENN SERIES FUNDS, INC.

Nominating Committee Charter

I.              THE COMMITTEE.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of Penn Series Funds, Inc. (the “Company”).  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Board shall select one member of the Committee to act as chairman of the Committee.  The Committee shall be comprised entirely of “Independent Directors.”  For purposes of this Charter, Independent Directors shall mean members of the Board who are not interested persons of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.            BOARD NOMINATIONS AND FUNCTIONS.

1.             The Committee shall select and nominate all persons to serve as Independent Directors.  The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Company.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment advisers or service providers.

2.             The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as “interested” Directors of the Company.

3.             The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.             The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Company’s office.  The Committee’s procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Exhibit A.

III.           COMMITTEE NOMINATIONS AND FUNCTIONS.

1.             The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2.             The Committee has the authority to make recommendations to the full Board regarding the adoption and administration of any policy for retirement from Board membership.

3.             The Committee shall periodically review and make recommendations about any appropriate changes to Director compensation to the full Board.

4.             The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the full Board.

1

IV.           OTHER POWERS AND RESPONSIBILITIES.

1.             The Committee shall meet as deemed necessary by the Committee in open or executive sessions.  The Committee may as it deems appropriate invite members of management, counsel, advisers and others to attend its meetings.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.  Minutes of all meetings of the Committee shall be taken and copies of such minutes shall be furnished to the Board.

2.             The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Funds or the Company.

3.             The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.             A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Company’s by-laws.  In the event of any inconsistency between this Charter and the Company’s organizational documents, the provisions of the Company’s organizational documents shall govern.

5.             The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

Adopted:  February 26, 2009

2

Exhibit A

Procedures for the Consideration of Candidates for the Board of Directors

I.              Identification of Candidates

In identifying potential nominees for the Board, the Committee may consider candidates recommended by any of the following sources:

(i) the current Directors of the Company;

(ii) the Company’s officers;

(iii) the investment adviser to the Company’s portfolios (each, a “Fund” and, collectively, the “Funds”);

(iv) the Funds’ shareholders (see below); and

(v) any other source the Committee deems to be appropriate.

The Committee will not consider self-nominated Candidates.  The Committee may, but is not required to, retain a third party search firm at the Company’s expense to identify Candidates.

II.            Criteria for Consideration of Candidates

The Committee may take into account a wide variety of criteria in considering Candidates, including (but not limited to):

(i) the Candidate’s knowledge in matters relating to the investment company industry;

(ii) any experience possessed by the Candidate as a director or senior officer of other public companies;

(iii) the Candidate’s educational background;

(iv) the Candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the Candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the Candidate’s perceived ability to contribute to the ongoing functions of the Board, including the Candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds;

(vii) the Candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and

(viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

It is the Committee’s policy that Directors normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by or otherwise associated with the Company’s investment adviser or its affiliates, although the Committee can grant exceptions to this policy based on its review of the particular Director’s facts and circumstances.

3

III.           Consideration of Candidates Recommended by Shareholders

Shareholder recommendations for nominations to fill vacancies on Board must be submitted in writing and addressed to the Committee at the Company’s office.  The Committee will consider and evaluate Candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate Candidates recommended by other sources.

4

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Proxy Statement is available at www.proxyweb.com

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

[INSERT CONTROL NUMBER]

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE PENN SERIES FUNDS, INC.
FUND NAME PRINTS HERE	JULY 22, 2009, 9:00 AM EASTERN TIME
INSURANCE COMPANY NAME PRINTS HERE	FORM OF VOTING INSTRUCTION CARD

The undersigned hereby instructs the above referenced Insurance Company (“Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders of the Penn Series Funds, Inc. and at any adjournment(s) thereof, all shares of the above-referenced Fund(s) attributable to the undersigned’s variable annuity contract(s) or variable life insurance policy(ies) as of April 30, 2009 as directed on the reverse side of this Card.  If this Voting Instruction Card is signed and returned with no choices indicated, the shares will be voted “FOR” each Proposal.  If you fail to return this Voting Instruction Card or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the Company’s separate accounts.  The proxies voting shares at the Special Meeting on behalf of the Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) thereof.  The undersigned acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement.

Voting Instruction Card must be signed and dated below:

Dated	2009

Signature(s)	(Sign in the Box)

Please sign exactly as your name appears hereon.  For joint owners, each owner should sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  For a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

THESE VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE COMPANY
ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	All Funds – To elect a Board of Directors of the Penn Series Funds, Inc.

	FOR ALL [_]	WITHHOLD ALL [_]	FOR ALL EXCEPT [_]*

Nominees:	Eugene Bay, Robert E. Chappell, David B. Pudlin, Charles E. Mather III and M. Donald Wright.

	*	To withhold authority to vote for a specific nominee, mark “For All Except” and write the nominee’s name on the line below.

Proposal 2		Balanced Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

Proposal 3		Large Core Growth Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

Proposal 4		Large Core Value Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

Proposal 5		Emerging Markets Equity Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

YOUR VOTE IS IMPORTANT.  IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Proxy Statement is available at www.proxyweb.com

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

[INSERT CONTROL NUMBER]

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE PENN SERIES FUNDS, INC.
FUND NAME PRINTS HERE	JULY 22, 2009, 9:00 AM EASTERN TIME
FORM OF PROXY CARD

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Keith Huckerby and John Heiple, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Penn Series Funds, Inc. to be held on July 22, 2009 at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania 19044 commencing at 9:00 a.m. Eastern Time and any adjournments thereof (the “Special Meeting”), and to vote all of the undersigned’s shares in the above-named Funds that the undersigned would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting and the Proxy Statement.

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal.  As to any other matter that may properly come before the Special Meeting, this proxy card grants discretionary power to said proxies to vote upon such other matter in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement.

Proxy Card must be signed and dated below:

Dated	2009

Signature(s)	(Sign in the Box)

Please sign exactly as your name appears hereon.  If shares are held in the name of joint owners, each owner should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

Proposal 1	All Funds – To elect a Board of Directors of the Penn Series Funds, Inc.

	FOR ALL [_]	WITHHOLD ALL [_]	FOR ALL EXCEPT [_]*

Nominees:	Eugene Bay, Robert E. Chappell, David B. Pudlin, Charles E. Mather III and M. Donald Wright.

	*	To withhold authority to vote for a specific nominee, mark “For All Except” and write the nominee’s name on the line below.

Proposal 2		Balanced Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

Proposal 3		Large Core Growth Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

Proposal 4		Large Core Value Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

Proposal 5		Emerging Markets Equity Fund – To approve a “manager of managers” structure for the Fund

		FOR [_]	AGAINST [_]	ABSTAIN [_]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.